UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 21, 2005

                              Tasty Baking Company
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               (Exact Name of Registrant as Specified in Charter)

          Pennsylvania                   1-5084              23-1145880
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 (State or Other Jurisdiction of       (Commission        (I.R.S. Employer
 Incorporation or Organization)        File Number)       Identification No.)


 2801 Hunting Park Avenue, Philadelphia, Pennsylvania               19129
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(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (215) 221-8500
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01.        Entry into a Material Definitive Agreement.
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         On January 21, 2005, Tasty Baking Company (the "Company") executed the
Sixth Amendment to Credit Agreement (the "Amendment") with PNC Bank, NA and Citizens Bank of Pennsylvania (the "Banks"). The Amendment specifically extends the termination date for the 364 Day Facility from January 21, 2005 to March 21, 2005, which facility is a part of the Credit Agreement dated January 31, 2002 as amended by the First Amendment to Credit Agreement dated January 29, 2003, the Second Amendment to Credit Agreement dated March 18, 2003, the Third Amendment to Credit Agreement dated July 27, 2003, the Fourth Amendment to Credit Agreement dated November 7, 2003 and the Fifth Amendment to Credit Agreement dated January 23, 2004 (together, the "Credit Agreement"). The Credit Agreement provides for a Revolver Commitment and 364 Day Commitment of $20 million and $10 million, respectively, subject to certain terms and conditions of the Credit Agreement.

         For additional information regarding the Credit Agreement, please refer to the Company's discussion of Notes Payable and Long-Term Debt in Note 5 of its 2003 Annual Report to Shareholders, which is incorporated herein by reference from Exhibit 13 to the Company's Annual Report on Form 10-K for fiscal year ended December 27, 2003.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
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         On January 21, 2005, the Company entered into the Sixth Amendment to
Credit Agreement. Upon a default under the Credit Agreement, including the non-payment of principal or interest, the obligations under the Credit Agreement may be accelerated. The material terms and conditions of the Amendment are set forth in Item 1.01 of this Current Report on Form 8-K and are incorporated herein by reference.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               TASTY BAKING COMPANY
                                               (Registrant)


         Date:  January 26, 2005               /s/ David S. Marberger
                                               ---------------------------------
                                               David S. Marberger
                                               Senior Vice President and
                                               Chief Financial Officer



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